Exhibit 99.2

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[LOGO]

Management Presentation

April 14, 2005

Fourth Quarter &
Full Year 2004 Results

[LOGO]

[LOGO]

Forward Looking Statements and Other Information

This presentation contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company’s beliefs and expectations, particularly regarding the financial and strategic impact of acquiring the Zyman Group, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward-looking statements.  These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties.  A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•                  risks associated with effects of national and regional economic conditions;

•                  the Company’s ability to attract new clients and retain existing clients;

•                  the financial success of the Company’s clients;

•                  the Company’s ability to remain in compliance with its credit facility;

•                  risks arising from potential material weaknesses in internal control over financial reporting;

•                  the Company’s ability to retain and attract key employees;

•                  the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities;

•                  and, foreign currency fluctuations.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Company’s SEC filings.

Who We Are: Marketing Communications

•	30 entities providing marketing and specialty communications services in the US, Canada and the UK

•	Core values include:		2004 Combined Revenues by Geography

	•	Strong client focus	[CHART]

	•	Entrepreneurial spirit

	•	Value our people

	•	Collaboration to achieve superior results

•	Strong, well-diversified blue-chip clientele:		2004 Combined Revenues by Service

	•	Top 10 clients represent 32% of revenue	[CHART]

	•	Diversification of industries served

Combined Marketing Communications Revenue by Region

2004

[CHART]

(US$ in millions)

	Revenue
	$	%
US	$231.6	78%

Canada	56.4	19%

UK	8.9	3%

2003

[CHART]

(US$ in millions)

	Revenue
	$	%
US	$146.2	73%

Canada	48.1	24%

UK	6.0	3%

Combined Marketing Communications Revenue by Discipline

2004

[CHART]

2003

[CHART]

	2004	2003
Advertising / Integrated Communications	45%	36%

CRM and Direct Marketing	26%	30%

Sales Promotion	9%	13%

Specialty Communications Services	20%	20%

Who We Are:  Secure Products International

[LOGO]		[LOGO]		[LOGO]

•	One of world’s largest private postage stamp printers	•	Strong platform in high-end commercial printing	•	Leader in smart card services in Canada and Australia (through Placard) with number one and number two share positions

•	Highly specialized with revenues supported by long-term contracts	•	Major supplier of secure ticketing to NBA, Major League Baseball and many others	•	Poised to benefit from investment in infrastructure

•	One of three companies sharing multi-million dollar, multi-year contract as part of privatization of U.S. stamp manufacturing			•	Recent success includes a large contract from Qantas for Placard

2004 Highlights

•                  Combined Marketing Communications revenue growth of 48%

•                  Organic growth of 13%

•                  Acquisition growth of 33%

•                  Significant new business wins

•                  Closed 11 acquisitions

•                  In September 2004 refinanced debt with a $100 million revolving credit facility

•                  Reduced total debt by $52 million

•                  Announced acquisition of the Zyman Group on April 1, 2005

•                  Simultaneously expanded commitment capacity of credit facility to $150 million, with a scheduled step down to $125 million by June 30, 2005

2004 Challenges

•                  Financial Reporting

•                  Secure Products

•                  Expense Management

•                  UK Discontinued Operation

•                  Lifemed start-up venture

2005 Action Plan

•                  Organic Growth

•                  Secure Products

•                  Management change at Metaca

•                  Rigorous new business plan

•                  Plan for asset disposition

•                  Expense Management / Operating Margin Improvement

•                  New Hires

•                  Chief Accounting Officer

•                  Director, Finance and Investor Relations

Summary of Full Year 2004 Results

(US$ in millions)

	Full Year
	2004	2003	% Change
Revenue
Marketing Communications	$247.1	$164.9	50%
Secure Products International	69.7	113.9	-39%
	$316.8	$278.8
EBITDA
Marketing Communications	$28.7	$18.3	57%
Margin	12%	11%
Secure Products International	4.0	13.8	-71%
Margin	6%	12%
Corporate and Other	(16.4)	(9.8)	-67%
	$16.3	$22.3

Net Income from Continuing Operations before Amortization of Intangibles	6.9	13.7	-49%
Net Income from Continuing Operations	3.8	13.7	72%
Loss from Discontinued Operations	(5.9)	(1.3)	-367%
Net Income	$(2.2)	$12.4	117%

Summary of Fourth Quarter 2004 Results

(US$ in millions)

	Fourth Quarter
	2004	2003	% Change

Revenue
Marketing Communications	$77.1	$46.5	66%
Secure Products International	14.4	18.3	-21%
	$91.6	$64.9
EBITDA
Marketing Communications	$9.0	$5.8	55%
Margin	12%	12%
Secure Products International	(0.2)	2.5	-107%
Margin	NM	14%
Corporate and Other	(8.4)	(2.6)	-219%
	$0.5	$5.7

Net Income from Continuing Operations before Amortization of Intangibles	(5.5)	(7.5)	26%
Net Income from Continuing Operations	(7.8)	(7.5)	-4%
Loss from Discontinued Operations	(0.9)	(0.2)	-294%
Net Income	$(8.7)	$(7.7)	-13%

Reconciliation of Organic Growth

(US$ in millions)

	Full Year
	$	%
2003 Combined Revenue	$200.3
2004 Combined Revenue	296.9
Increase	96.6	48%
Foreign Exchange Impact	4.3	2%
Acquisition Revenue	66.1	33%
Organic Revenue	$26.2	13%

Acquisitions – 2004 Key Transactions

(US$ in millions)

		New			Contribution
	Transaction	Interest	Total	Purchase	to 2004
	Date	Acquired	Ownership	Price	Revenues
[LOGO]	1/29/2004	60%	60%	$26.0	$46.0

[LOGO]	3/29/2004	39%	89%	18.4	NA	(1)

[LOGO]	7/27/2004	68%	68%	7.6	3.7

Other 2004 Acquisitions	—	—	—	7.1	16.3

(1)   Transaction during 2004 ‘stepped up’ MDC’s interest in Accent by 39% to 89%. Prior to the step up Accent was consolidated by the Company. Therefore, the transaction did not result in incremental revenues for MDC.

Key New Business Wins – 2004 & YTD 2005

2004

Agency	Account
Crispin Porter Bogusky	Burger King, Gateway, Earthlink
Cliff Freeman	Snapple
Colle + McVoy	Minnesota Lottery
Kirshenbaum Bond + Partners	Edward Jones, Mohegan Sun, Equal
Mono	Hitachi, Airstream
Margeotes / Fertitta + Partners	Radisson Seven Seas Cruises, Godiva International
VitroRobertson	Little Einstein

2005 YTD

Agency	Account
Accent	State Farm Insurance
Mono / Hello	USA Networks
Crispin Porter Bogusky	Coke Zero
Zig	Molson Canadian

Partner Companies Working Together to Benefit Clients

[GRAPHIC]

[GRAPHIC]

[GRAPHIC]

[LOGO]

Intangible Amortization Expense Analysis

•                  Certain acquisitions completed in 2004 triggered the recognition of amortizable intangible assets on the balance sheet during the year

•                  In addition, as of September 22, 2004, Crispin Porter Bogusky was recognized as a variable interest entity requiring MDC to write up the assets and liabilities of the agency to fair value and consolidate it for financial reporting purposes

•                  This write-up resulted in the recognition of additional amortizable intangible assets

•                  In aggregate, nearly $30 million of amortizable intangible assets were recording during 2004

•                  These assets are amortizable over an average life of 6 years

•                  The amortization expense associated with these intangible assets will result in a non-cash charge on the income statement the does not impact the cash flows of MDC

US$ in millions

Amortization
Year	Expense
2004	$3.1
2005	6.2
2006	6.2

Cash Corporate Expenses Run Rate

(US$ in millions)

2004
Total Corporate Expenses	$27.4
Stock Based Compensation	(8.4)
Incremental Audit and SOX	(2.3)
Run Rate Corporate Cash Expenses	$16.7

Consolidated EBITDA before One Time Items

(US$ in millions)

EBITDA
2004 As Reported	$16.3
One Time Items:
Recovery of Reserve	(2.7)
Lifemed Startup Costs	1.8
Incremental Audit and SOX	2.3
Timing Differences	$3.0
Run Rate(1)	$20.7

(1)          Run rate excludes the impact of the Zyman acquisition.

Liquidity Profile

•                  On September 22, 2004, MDC entered into a revolving credit facility with a syndicate of banks providing for borrowings of up to $100 million, maturing in September 2007

•                  On April 1, 2005, total revolving commitment was increased to $150 million, with mandatory commitment reductions through March 31, 2006 when total commitments return to $100 million

(US$ in millions)	2004	2003
Total Debt	$61.3	$113.5

Cash	22.7	65.3

Net Debt	$38.6	$48.2

Zyman Acquisition

•                  Transaction closed April 1, 2005

•                  Redefines our proposition of partnering with “brilliant people, doing brilliant work for great clients with a unique selling proposition”

•                  Contribution to MDC operating income would have been $15.1 million in 2004 if owned for full period

•                  Immediately accretive to earnings

•                  Premier marketing and growth strategy consulting company

•                  Providing clients with a broad spectrum of services across all key areas of go-to-market strategy development and implementation

•                  Acquired 61.6% of Zyman Group for $63.8 million

•                  $52.4 million in cash; $11.4 million in stock (approximately 1.1 million of new shares issued)

•                  Potential for additional consideration of up to $12 million based on achieving certain financial performance metrics over the next two years

•                  20% of the additional consideration payable in MDC stock

2005 Expectations

(US$ in millions)

	Marketing Communications		Secure Products		Corporate		Consolidated
	2005	Growth	2005	Growth	2005	Growth	2005	Growth
Revenue	$384.7	56%	82.9	19%	$—	NM	$467.6	48%

MDC’s Share of EBITDA	57.7	101%	10.7	168%	(18.6)	132%	49.8	102%

Cash EPS (1)

Diluted							$1.41	284%

Shares Outstanding

Basic							23.3

Diluted							25.0

(1) Cash EPS = Income from continuing operations + Depreciation and amortization + Stock based compensation.

Appendix

Summary of Wholly-Owned Subsidiaries

Year
Company	Acquired
Marketing Communications
Ambrose Carr Linton Carroll Inc.	1992
Bratskeir & Company, Inc.	2000
Chinnici Direct, Inc.	2000
Colle & McVoy, Inc.	1999
Computer Composition of Canada Inc.	1988
Mackenzie Marketing, Inc.	2000
Pro-Image Corporation	1994
Targetcom, LLC	2000

Secure Products International
Aston-Potter	1993
Mercury Graphics	1995
Metaca Corporation	1997
Placard Pty. Ltd.	1996

Less than Wholly-Owned and Incremental Ownership Summary

	% Owned	Ownership Potential Based on Outstanding Put / Call Options
Company	at 12/31/04	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Accent Marketing Services	89.4%	92.8%	96.2%	99.6%	—	—	—	—	—	—	—
Accumark Communications	55.0%	—	—	—	—	—	—	—	—	—	—
Allard Johnson Communications	59.0%	69.3%	—	—	—	—	—	—	—	—	—
Banjo	51.0%	—	—	—	—	—	—	—	—	—	—
Bruce Mau Design	50.1%	—	—	—	—	—	—	—	—	—	—
Bryan Mills Group	68.0%	100.0%	—	—	—	—	—	—	—	—	—
Cliff Freeman and Partners	19.9%	—	—	—	—	—	—	—	—	—	—
Crispin Porter & Bogusky	49.0%	—		66.0%	83.0%	100.0%	—	—	—	—	—
Fletcher Martin Ewing	85.0%	100.0%	—	—	—	—	—	—	—	—	—
Hello Design	51.0%	—	—	—	—	—	—	—	—	—	—
Henderson Bas	65.0%	—	—	—	—	—	—	—	—	—	—
Integrated Healthcare Communications	70.0%	90.0%	—	—	—	—	—	—	—	—	—
Kirshenbaum Bond & Partners	60.0%	—	—	—	100.0%	—	—	—	—	—	—
Lifemed	45.0%	—	—	—	—	—	—	—	—	—	—
Mageotes / Fertitta + Partners	80.0%	100.0%	—	—	—	—	—	—	—	—	—
Mono Advertising	49.0%	—	—	—	—	—	54.0%	59.0%	64.0%	69.0%	74.0%
Northstar Research Partners	50.1%	100.0%	—	—	—	—	—	—	—	—	—
Onbrand Design (formerly Strategies)	85.0%	—	—	—	—	—	—	—	—	—	—
Source Marketing	87.7%	100.0%	—	—	—	—	—	—	—	—	—
Veritas Communications	58.8%	—	—	—	—	—	—	—	—	—	—
Vitro Robertson	68.0%	—	—	—	—	—	—	100.0%	—	—	—
Zig	49.9%	—	—	—	—	79.9%	—	—	—	—	—

Note: All businesses are consolidated for accounting purposes except Accumark, Cliff Freeman, Mono and Zig which are accounted for for using the equity method.

Definition of Non-GAAP Metrics

•                  Combined: For purposes of this presentation, except as otherwise indicated, 100% of the results of operations of those material entities which are required to be equity accounted for under US GAAP have been combined on a line by line basis with the other consolidated businesses of the Marketing Communications operating segment, and this alternative presentation of operating results has been described as “Combined”. These “Combined” results do not constitute a financial measure prepared inaccordance with US GAAP and, therefore, may not be comparable to similarly titled measures presented by other publicly traded companies, nor should they be construed as an alternative to other titled measures determined in accordance with US GAAP. The Company believes that discussing “Combined”  results provides a better understanding of our results of operation because it allows for a more meaningful analysis of the financial results of our underlying business operations. A reconciliation of “Combined” results of operations of the Marketing Communications operating segment to the US GAAP reported results of operations has been provided by the Company in the tables included in the earnings release issued on April 14, 2005.

•                  EBITDA: EBITDA is a non-GAAP measure, that represents operating profit plus depreciation and amortization plus stock-based compensation less minority interests. A reconciliation of “EBITDA” to the US GAAP reported results of operations has been provided by the Company in the tables included in the earnings release issued on April 14, 2005.